Exhibit 10.1

                        AMENDMENT AGREEMENT NO. 1 TO
                      AMENDED AND RESTATED REVOLVING CREDIT
                           AND REIMBURSEMENT AGREEMENT


         THIS AMENDMENT AGREEMENT is made and entered into this 22nd day of May, 1996, by and among SUNGLASS HUT INTERNATIONAL, INC., a Delaware corporation (herein called the "Borrower"), NATIONSBANK NATIONAL ASSOCIATION (the "Agent"), as Agent for the lenders (the "Lenders") party to the Amended and Restated Revolving Credit and Reimbursement Agreement dated December 14, 1995 among such Lenders, Borrower and the Agent (the "Agreement") and each of the Lenders party to the Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make revolving loans to the Borrower in the principal amount of up to $100,000,000 as evidenced by the Notes (as defined in the Agreement); and

         WHEREAS, as a condition to the making of the revolving loans pursuant to the Agreement the Lenders have required that all Material Subsidiaries of the Borrower guaranty payment of all Obligations of the Borrower arising under the Agreement; and

         WHEREAS, the Borrower has requested that the Total Revolving Credit Commitment of the Lenders be increased for 364 days to $125,000,000 and that the Lenders consent to the reincorporation of the Borrower in the State of Florida by the merger of the Borrower with and into Sunglass Hut International Acquisition, Inc., a Florida corporation ("Sunglass Florida"), with Sunglass Florida being the survivor in such transaction, changing its name to Sunglass Hut International, Inc., and succeeding to all of the rights and obligations (including without limitation the Obligations) of the Borrower, as such merger transaction (the "Reincorporation Transaction") is further described in the Borrower's Schedule 14A Information (Proxy Statement) filed on May 3, 1996 with the Securities and Exchange Commission; and

         WHEREAS, the increase in the Total Revolving Credit Commitment and the respective Revolving Credit Commitments of the Lenders, and the Reincorporation Transaction, require the approval of the Required Lenders pursuant to the Agreement and the Borrower has requested that the Lenders consent to the amendment of the Agreement in the manner set forth herein;

         WHEREAS, the Agent and Lenders have agreed, subject to the terms of this Amendment Agreement, to amend the Agreement in the manner set forth herein;

         NOW, THEREFORE, the Borrower, the Agent and the Lenders do hereby agree as follows:

         1. DEFINITIONS. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

         2. AMENDMENTS. Subject to the conditions hereof, the Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a) EXHIBIT A to the Agreement is hereby amended by deleting the EXHIBIT A as heretofore in effect and substituting in lieu thereof the EXHIBIT A-1996 attached to this Amendment Agreement;

                  (b) EXHIBIT F to the Agreement is hereby amended by deleting the EXHIBIT F as heretofore in effect and substituting in lieu thereof the EXHIBIT F-1996 attached to this Amendment Agreement, and the term "Notes" as defined in Section 1.01 and as used in Section 2.07 and elsewhere in the Agreement shall be deemed to refer to the Notes in the form of EXHIBIT F-1996 issued to the Lenders pursuant to the terms of this Amendment Agreement and otherwise pursuant to an Assignment and Acceptance;

                  (c) The definition of "Total Revolving Credit Commitment" in
         Section 1.01 of the Agreement is amended by (i) deleting the amount "$100,000,000" and substituting in lieu thereof the phrase "(a) $125,000,000 from the date hereof to and including May 20, 1997, and
         (b) thereafter $100,000,000", and (ii) deleting the phrase "or the sum of Revolving Credit Commitments set forth on EXHIBIT A hereto";

                  (d) Each of Section 8.09, 8.11, 8.12 and 8.15 is amended by adding at the end thereof the following: "Notwithstanding the limitations contained in this Section, the Borrower and Sunglass Florida may consummate the Reincorporation Transaction; provided that immediately after giving effect thereto, (i) no Default or Event of Default shall exist, occur or be continuing (after giving effect to this sentence) and (ii) the survivor of the Reincorporation Transaction shall succeed without further action to all of the obligations and liabilities (including without limitation the "Obligations") of the Borrower (as constituted immediately before consummation of the Reincorporation Transaction).";

                  (e) Immediately after giving effect to the Reincorporation Transaction, the term "Borrower" as used in the Agreement and the other Loan Documents shall mean Sunglass Florida, as successor to the Borrower as constituted immediately prior to consummation of the Reincorporation Transaction; and

                  (f) The definitions of "Sunglass Florida" and "Reincorporation Transaction" set forth above are hereby incorporated into Section 1.01 of the Agreement.

         3. Sunglass Florida, by its execution hereof, hereby acknowledges and agrees that immediately upon consummation of the Reincorporation Transaction, it shall absolutely and unconditionally assume and be and become liable for all of the Obligations of the Borrower under the Agreement and the other Loan Documents, and hereby represents, warrants and certifies that there exists (and upon consummation of the Reincorporation Transaction there will not exist) any defense, setoff, counterclaim, recoupment or other claim or defense which would in any way excuse, discharge or diminish its liability as Borrower of the Obligations as provided in the Loan Documents.

         4. Each Lender hereby consents, upon the terms and conditions herein provided, to the Reincorporation Transaction and the amendments hereby effected.

         5. Each Material Subsidiary of the Borrower has joined in the execution of this Amendment Agreement for the purpose of (i) consenting to the Reincorporation Transaction, (ii) agreeing to the other amendments to the Agreement and the other Loan Documents effected hereby and (ii) confirming its guarantee of payment of all the Obligations, including without limitation those arising pursuant to the increase in the Total Revolving Credit Commitment herein provided for.

         6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby certifies that:

                  (a) The representations and warranties made by Borrower in
         Article VI of the Agreement are true on and as of the date hereof except that the financial statements referred to in Section 6.01(f) shall be those most recently furnished to each Lender pursuant to
         Section 7.01(a) and (b);

                  (b) There has been no material change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under Section 7.01 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

                  (c) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by each Lender under Section 7.01 thereof have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (f) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Borrower under the Agreement, the Notes or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

         7. CONDITIONS. As a condition to the effectiveness of this Amendment Agreement, the Borrower shall deliver, or cause to be delivered to the Agent, the following:

                  (a) ten (10) counterparts of this Amendment Agreement duly executed by the Borrower, Sunglass Florida and the Material Subsidiaries;

                  (b) substitute Notes payable to the order of each Lender in the form of EXHIBIT F-1996 in the stated amount of the Revolving Credit Commitment of each Lender, duly executed by the Borrower;

                  (c) an opinion or opinions of counsel for the Borrower, Sunglass Florida and the Material Subsidiaries in form and content acceptable to the Agent; and

                  (d) such other instruments and documents as the Agent may reasonably request.

         8. OTHER DOCUMENTS. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Agent and its counsel; the Agent shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, including evidence of the authority of Borrower, Sunglass Florida and the Material Subsidiaries to enter into the transactions contemplated by this Amendment Agreement, such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of the Borrower, Sunglass Florida and the Material Subsidiaries relating to the matters provided for herein shall be satisfactory to the Agent and its counsel.

         9. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise,
                                       4
condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         10. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                    BORROWER:

                                           SUNGLASS HUT INTERNATIONAL, INC.
WITNESS:

                                           By:  /s/ Larty G. Petersen
- - -----------------------------                 -------------------------------
                                           Name:  Larry G. Petersen
/s/ Elizabeth A. Jeffares                  Title: Senior Vice President-Finance
- - -----------------------------                     Chief Financial Officer and
                                                  Treasurer


                                    SUNGLASS FLORIDA:

                                           SUNGLASS HUT INTERNATIONAL
                                           ACQUISITION, INC.
WITNESS:

                                           By:  /s/ Larry G. Petersen
- - ----------------------------                   -----------------------------
                                           Name:  Larry G. Petersen
/s/ Elizabeth A. Jeffares                  Title: ____________________________

                                   GUARANTORS:

                                          SUNGLASS HUT CORPORATION
                                          SUNGLASS HUT TRADING CORPORATION
                                          SUNSATIONS SUNGLASS COMPANY
                                          SUNGLASS HUT REALTY CORPORATION
                                          SUNGLASS HUT OF FLORIDA, INC.
                                          SUNGLASS HUT ACQUISITION CORP.
                                          IHS DISTRIBUTION CORP.
                                          IHS PROCUREMENT CORP.
                                          SUNGLASS HUT EYE X COMPANY
                                          SHI SALES CORP.
                                          SUNGLASS HUT HOLDINGS OF FRANCE, INC.
                                          SUNGLASS HUT OF NORTHERN FRANCE, INC.
                                          SUNGLASS HUT OF SOUTHERN FRANCE, INC.



                                          By:    /s/ Larry G. Petersen
                                             --------------------------------
                                          Name:  Larry G. Petersen
                                          Title: Vice President


                                          SUNGLASS HUT (U.K.) LIMITED
                                          SUNGLASS WORLD HOLDING PTY LIMITED
                                          SUNGLASS HUT OF FRANCE, S.A.


                                          By:   /s/ Larry G. Petersen
                                             --------------------------------
                                          Name:  Larry G. Petersen
                                          Title: Director


                                          SUNGLASS HUT AUSTRALIA PTY LIMITED


                                          By:    /s/ Larry G. Petersen
                                             ---------------------------------
                                          Name:  Larry G. Petersen
                                          Title: Authorized Signatory

                                          NATIONSBANK, NATIONAL ASSOCIATION,
                                          AS AGENT FOR THE LENDERS


                                          By: /s/ Steven Hanas
                                             ------------------------------
                                          Name:  Stephen Hanas
                                          Title: Vice President


                                          NATIONSBANK, NATIONAL ASSOCIATION,
                                          as Lender


                                          By: /s/ Steven Hanas
                                             ------------------------------
                                          Name:  Stephen Hanas
                                          Title: Vice President

                                          COMMONWEALTH BANK OF AUSTRALIA,
                                          GRAND CAYMAN BRANCH


                                          By:  /s/ Illegible
                                               -----------------------------
                                          Name:/s/ Illegible
                                               -----------------------------
                                          Title:/s/ Illegible
                                               -----------------------------

                                          ABN AMRO BANK North America, Inc.
                                                 As Agent For
                                             ABN AMRO Bank N.V.

                                          By: /s/ Illegible
                                                ----------------------------
                                          Name: /s/ Illegible
                                                ----------------------------
                                          Title:/s/ Illegible
                                                ----------------------------


                                          By: /s/ Illegible
                                                ----------------------------
                                          Name: /s/ Illegible
                                                ----------------------------
                                          Title:/s/ Illegible
                                                ----------------------------

                                          THE BANK OF NOVA SCOTIA


                                          By:  /s/ Frank K. Sandler
                                               -----------------------------
                                          Name: Frank K. Sandler
                                               -----------------------------
                                          Title: Relationship Manager
                                               -----------------------------

                                          CREDIT LYONNAIS NEW YORK BRANCH


                                          By:  /s/ Alain Papiasse
                                               -----------------------------
                                          Name: Alain Papiasse
                                               -----------------------------
                                          Title: Executive Vice President
                                               -----------------------------


                                          CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                                          By:  /s/ Alain Papiasse
                                               -----------------------------
                                          Name: Alain Papiasse
                                               -----------------------------
                                          Title: Authorized Signature
                                               -----------------------------

                                          UNITED STATES NATIONAL BANK OF OREGON

                                          By:  /s/ Stephen Mitchell
                                               -----------------------------
                                          Name:    Stephen Mitchell
                                               -----------------------------
                                          Title:   Vice President
                                               -----------------------------

                                          LTCB TRUST COMPANY


                                          By:  /s/ Satoru Otsubo
                                               -----------------------------
                                          Name:    Saturo Otsubo
                                               -----------------------------
                                          Title:   Executive Vice President
                                               -----------------------------

                                 EXHIBIT A-1996

                        Applicable Commitment Percentages

                                    AFTER AND
                                    INCLUDING          AFTER
                                    MAY 22, 1996   MAY 20, 1997
                                    ------------   ------------

NationsBank, N.A .................  $31,250,000     $ 25,000,000     25.0%

United States National Bank
of Oregon ........................  $25,000,000       20,000,000     20.0%

ABN AMRO Bank N.V ................  $15,625,000       12,500,000     12.5%

Credit Lyonnais New York Branch
 and Credit Lyonnais Cayman
 Island Branch ...................  $15,625,000       12,500,000     12.5%

Commonwealth Bank of Australia ...  $12,500,000       10,000,000     10.0%
 Grand Cayman Branch

The Bank of Nova Scotia ..........  $12,500,000       10,000,000     10.0%

LTCB Trust Company ...............  $12,500,000       10,000,000     10.0%
                                    -----------      ------------    ----
                                   $125,000,000     $100,000,000    100.0%

                                 EXHIBIT F-1996

                                  Form of Notes

_______________ 1
                                       [____________, ___________]2

                                            _______________, 1996


         FOR VALUE RECEIVED, SUNGLASS HUT INTERNATIONAL, INC., a Florida corporation having its principal place of business located in Coral Gables, Florida (the "Borrower"), hereby promises to pay to the order of

         ___________________________________3 (the "Lender"), in its individual capacity, at the office of NationsBank, N.A., as agent for the Lender (the "Agent"), located at Independence Center, 15th Floor, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate) at the times set forth in the Amended and Restated Revolving Credit and Reimbursement Agreement dated as of December 14, 1995 among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Agent (as amended, supplemented or modified from time to time, the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of

         [______________________________________________]4 DOLLARS
($__________)1 or, if less than such principal amount, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Article II of the Agreement. All or any portion of the principal amount of Loans may be prepaid as provided in the Agreement.

- - -------------------------------

1 Insert Lender's Revolving Credit Commitment in arabic numerals.

2        Insert name of city of Agent's Principal Office.

3        Insert name of Lender in capital letters.

4        Insert Lender's Revolving Credit Commitment in words.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand (i) in the case of a Fixed Rate Loan, at a rate of two percent (2%) above the Fixed Rate for such Fixed Rate Loan, and (ii) in the case of a Base Rate Loan, at a rate two percent (2%) per annum in excess of the Base Rate, or the maximum rate permitted under applicable law, if lower, until such principal and interest have been paid in full. Further, in the event of such acceleration, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest thereon at the rates set forth above.

         Interest hereunder shall be computed on the basis of a 360 day year for the actual number of days in the interest period.

         This Note is one of the Revolving Credit Notes in the aggregate principal amount of up to $125,000,000 referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Loans evidenced hereby were or are made and are to be repaid. This Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                          SUNGLASS HUT INTERNATIONAL, INC.

WITNESS:

______________________                    By: _________________________________
______________________                    Title: ______________________________

                    ACKNOWLEDGEMENT OF EXECUTION ON BEHALF OF
                        SUNGLASS HUT INTERNATIONAL, INC.


STATE OF _____________

COUNTY OF _____________

         Before me, the undersigned, a Notary Public in and for said County and State on this _____ day of __________, 1996 A.D., personally appeared Larry G. Petersen, known to be the Senior Vice President-Finance, Chief Financial Officer and Treasurer of Sunglass Hut International, Inc. (the "Borrower"), who, being by me duly sworn, says he works at 255 Alhambra Circle, Coral Gables, Florida 33134, and that by authority duly given by, and as the act of, the Borrower, the foregoing and annexed Note dated ____________, 1996, was signed by him as said Senior Vice President-Finance, Chief Financial Officer and Treasurer on behalf of the Borrower.

         Witness my hand and official seal this ____ day of __________, 1996.



                                           -----------------------------------
                                                              Notary Public


(SEAL)

My commission expires:  _______________

                      AFFIDAVIT OF _______________________
                                (Name of Affiant)


         The undersigned, being first duly sworn, deposes and says that:

         1.       He is the ________________ of ______________________
and works at _____________________________, __________, ______________.

         2.       The Note of Sunglass Hut International, Inc. to
________________________ (the "Bank") dated ______________, 1996 was executed before him and delivered to him on behalf of the Bank in __________, __________ on ____________, 1996.

         This the ____ day of __________, 1996.



                                         -----------------------------------
                                                (Signature of Affiant)


                                           Acknowledgement of Execution


STATE OF _____________

COUNTY OF _____________

         Before me, the undersigned, a Notary Public in and for said County and State on this ____ day of __________, 1996 A.D., personally appeared _______________________ who before me affixed his signature to the above Affidavit.

         Witness my hand and official seal this ____ day of ___________, 1996.



                                         -----------------------------------
                                                      Notary Public

(SEAL)

My Commission Expires:  ________________